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                                                                    EXHIBIT 10.6

                               ROLLOVER AGREEMENT

     ROLLOVER AGREEMENT dated as of November 13, 2000 (the "Agreement") between New SAC, a limited company incorporated in the Cayman Islands (the "Company"), Seagate Technology HDD Holdings, and the individual listed on Schedule I hereto (the "Senior Manager").

     WHEREAS, Seagate Technology, Inc. ("Seagate"), Seagate Software Holdings, Inc. and Suez Acquisition Company (Cayman) Limited ("SAC") have entered into the Stock Purchase Agreement dated as of March 29, 2000 (as amended, the "Stock Purchase Agreement");

     WHEREAS, prior to the consummation of the transactions pursuant to the Stock Purchase Agreement, SAC has assigned or will assign all of its rights and obligations under the Stock Purchase Agreement to the Company; and

     WHEREAS, pursuant to the Stock Purchase Agreement, as of the Closing which occurs on the Closing Date (each as defined in the Stock Purchase Agreement), the Company will, subject to certain exclusions, acquire all of the shares of various subsidiaries of Seagate and, indirectly, substantially all of the operating assets of Seagate; and

     WHEREAS, the Senior Manager and other members of Seagate management (together with the Senior Manager, the "Seagate Management") currently hold unvested options to acquire shares of Seagate common stock ("Seagate Options") and/or unvested restricted shares of Seagate common stock ("Seagate Restricted Shares") and have agreed that, as of the Closing Date, Seagate Options and Seagate Restricted Shares with a Rollover Value (as defined below) of between $150,000,000 and $250,000,000 (the "Commitment Amount") shall be converted into
(i) deferred compensation and (ii) restricted preferred shares, par value $.0001 per share, of the Company (the "Restricted Preferred Shares"), in an aggregate amount equal to the Commitment Amount; and

     WHEREAS, in respect of the Restricted Preferred Shares received by the Senior Manager, the Senior Manager shall receive restricted ordinary shares, par value $.0001, of the Company (the "Restricted Ordinary Shares"); and

     WHEREAS, the Senior Manager also agrees to subscribe for vested restricted preferred shares, par value $.0001 per share, of the Company (the "Restricted Vested Preferred Shares") and vested restricted ordinary shares , par value $.0001 per share, of the Company (the "Restricted Vested Ordinary Shares") as set forth herein;

     NOW THEREFORE, in consideration of the foregoing, and the covenants and promises and representations set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and accepted, the parties hereto agree as follows:

         1. The Senior Manager agrees to the conversion, at the time of Closing, of unvested Seagate Options held by such Senior Manager and/or unvested Seagate Restricted Shares held by such Senior Manager with an aggregate Rollover Value (as defined below) equal to at least the Applicable Percentage (as defined below) of the total Rollover Value represented


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by all unvested Seagate Options and Seagate Restricted Shares held by such
Senior Manager as of the Closing, into (i) pursuant to the terms of the New SAC Restricted Share Plan (substantially in the form attached hereto as Exhibit A) (the "Restricted Share Plan"), the Restricted Share Agreement (substantially in the form attached hereto as Exhibit B) (the "Restricted Share Agreement") and the Management Shareholders Agreement (substantially in the form attached hereto as Exhibit C (the "Management Shareholders Agreement," which reference shall include the applicable provisions of the Shareholders Agreement (substantially in the form attached hereto as Exhibit D (the "Investor Shareholders Agreement")), Restricted Preferred Shares having an aggregate liquidation preference equal to fifty percent of the Subscribed Value (as defined below) and
(ii) a deferred compensation account pursuant to a deferred compensation plan (substantially in the form attached hereto as Exhibit E), which shall be subject to all the terms (including the subordination terms) of such plan, equal to the excess of the Converted Value over the aggregate liquidation preference of the Restricted Preferred Shares (the "Deferred Value"). The Senior Manager further agrees that any such conversion of his or her unvested Seagate Options and Seagate Restricted Shares hereunder shall (if necessary) be adjusted upward so that the resulting Converted Value shall be a whole multiple of Ten Thousand Dollars ($10,000). For purposes of this Agreement, "Converted Value" shall equal the Rollover Value of the unvested Seagate Options and/or unvested Seagate Restricted Shares actually converted. For purposes of this Agreement, "Applicable Percentage" shall mean, with respect to a Senior Manager who is a Senior Vice President or higher, 50%, and with respect to any other Senior Manager, 25%.

         2. In addition, with respect to the Restricted Preferred Shares received pursuant to the preceding paragraph, the Senior Manager shall receive, pursuant to the terms of the Restricted Share Plan, the Restricted Share Agreement and the Management Shareholders Agreement, a number of Restricted Ordinary Shares sufficient to provide the Senior Manager, as of the Closing, with a percentage ownership of the total outstanding Ordinary Shares of the Company as of the Closing equal to the Converted Value divided by the sum of (i) the aggregate Converted Value of Seagate Management and (ii) the balance of the total equity investment in the Company as of the Closing Date (including all amounts contributed by the Seagate Management for Restricted Vested Preferred Shares (as defined below)). For purposes of this Agreement, "Rollover Value" shall mean (i) with respect to Seagate Options, the excess of (x) the fair market value per share of Seagate common stock (using the average of Seagate's closing selling prices for the five consecutive trading days ending two trading days immediately preceding the Closing (the "FMV") times the number of Seagate shares subject to the Seagate Option, over (y) the aggregate exercise price of the Seagate Option and (ii) with respect to Seagate Restricted Shares, the FMV times the number of Seagate Restricted Shares.

         3. The Senior Manager agrees to convert additional Seagate Options and/or Seagate Restricted Shares such that the total Converted Value shall equal the maximum percentage, as set forth on Schedule I hereto, of the total Rollover Value represented by all unvested Seagate Options and Seagate Restricted Shares held by such Senior Manager as of the Closing (such total value, the "Committed Value"). In the event that the total Committed Value of the Seagate Management exceeds $213,750,000 (or such lesser amount, but not below $180,500,000, as determined by Silver Lake Partners, L.P.) such total Committed Value shall be allocated pro rata among the Seagate Management, based, first, on the Applicable Percentage of


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each member of Seagate management (including the Senior Manager) and then on the respective Committed Values of the Seagate Management in excess of the Applicable Percentage.

         4. In consideration for the establishment of the deferred compensation account and the Restricted Preferred Shares, the Senior Manager agrees to the cancellation and/or the forfeiture of a number of Seagate Options and/or Seagate Restricted Shares equal to the Converted Value and the Senior Manager unconditionally releases Seagate Technology, Inc., VERITAS Software Corporation, Victory Merger Sub, Inc., and their respective successors, assigns, affiliates, officers, directors, employees and agents from any and all claims, liabilities and obligations with respect to such Seagate Options and/or Seagate Restricted Shares. The Seagate Options and/or Seagate Restricted Shares shall be cancelled and/or forfeited in a manner determined in the sole discretion of the Executive Vice President and Chief Administrator Officer of Seagate so as to minimize any potential excise tax liability of the Senior Manager under Section 280G of the Internal Revenue Code of 1986, as amended.

         5. The Senior Manager agrees to subscribe for a number of Restricted Vested Preferred Shares having an aggregate liquidation preference equal to 5.264% of the Converted Value (the "Subscribed Value"), for which the Senior Manager will make a cash payment at Closing in the per share amount equal to the same as is paid by the Investors (as defined in the Management Shareholders Agreement) for the Preferred Shares of the Company purchased by the Investors. The Senior Manager will receive at Closing, in respect of each Restricted Vested Preferred Share paid for by the Senior Manager, one Restricted Vested Ordinary Share subject to the terms of the Management Shareholders Agreement. In addition to the cash payment required to pay for the Restricted Vested Preferred Shares set forth above, the Senior Manager agrees to pay cash at Closing for the Restricted Vested Ordinary Shares equal to $.0001 times the total number of such Restricted Vested Ordinary Shares.

         6. With respect to Senior Managers who are party to the Management Participation Agreement dated as of March 29, 2000 (the "Management Participation Agreement") among Seagate Technology, Inc. ("Seller"), SAC and certain management employees of Seller listed on the signature page thereof. The parties hereto hereby agree and acknowledge that:

         (a) All references to "Purchaser" and the "Company" in the operative provisions of the Management Participation Agreement shall be deemed to constitute references to Seagate Technology HDD Holdings;

         (b) The references in Section 2(c) of the Management Participation Agreement to Rollover Options and Purchaser Restricted Shares shall be deemed to constitute references to Restricted Preferred Shares and Restricted Ordinary Shares; and

         (c) The transactions contemplated by this Agreement shall be in satisfaction of the parties' obligation under Section 3 of the Management Participation Agreement regarding Rollover Equity.

         7. In the case of Senior Managers who are Vice Presidents, the Company reserves the right to advance the cash subscription price payable pursuant to this Agreement on


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behalf of such Vice Presidents in the event the wire transfer of such funds by such Vice Presidents is not completed on a timely basis. Any funds so advances by the Company will be required to be repaid within 30 days of the advance, with interest at the prime rate on the Closing Date.

         8. The Senior Manager warrants and represents that he or she is an "accredited investor," as such term is defined under Regulation D of the Securities Act of 1933, as amended.

         9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         10. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.



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                                   SCHEDULE I


Name of Senior Manager:
                       ---------------------------------

Address of Senior Manager:
                          ------------------------------

                          ------------------------------

     Maximum percentage of total Rollover Value with respect to the Senior Manager which the Senior Manager agrees to convert: ____________%



         By executing this Schedule, the undersigned Senior Manager accepts and agrees to be bound by and subject to the terms and conditions of, and makes the representations, warranties and agreements set forth in (i) this Agreement, (ii) the Management Shareholders Agreement, (iii) the Restricted Share Agreement between the Company and the undersigned Senior Manager. By signing and returning this Schedule, the undersigned Senior Manager also accepts and agrees to be bound by and subject to the terms and conditions set out in the relevant sections of the Investor Shareholders Agreement. The parties to each such agreement shall treat the execution and delivery hereof by the undersigned Senior Manager as the execution and delivery of such agreement by the undersigned Senior Manager, and, upon receipt and acceptance of this Schedule by such parties, the signature of the undersigned Senior Manager set forth below shall constitute a counterpart to the signature page of each such agreement.



                                          NEW SAC


------------------------------
Senior Manager
                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                          SEAGATE TECHNOLOGY HDD HOLDINGS


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:
Dated:  November 13, 2000